UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report:
  (Date of earliest event reported)                    September 26, 2003

                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)
                                     0-28318
                            (Commission File Number)


                  Texas                                74-2611034
       (State or other jurisdiction                  (IRS Employer
             of incorporation)                    Identification No.)



          206 Wild Basin Rd., Bldg. B, Suite 400,           78746
                       Austin, Texas                     (Zip Code)
         (Address of principal executive offices)



                                 (512) 334-7500
              (Registrant's telephone number, including area code)



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Item 9.   Regulation FD Disclosure.

On September 23, 2003 the National Indian Gaming Commission issued an advisory opinion letter designating the Company's Reel Time Bingo(TM) Version 1.2 gaming engine (RTB 1.2), with certain modifications, a Class II game. The contents of the opinion letter, as well as reaction by management of Multimedia Games, Inc. ("MGAM") and regulatory and business risks associated with MGAM's business are set forth in the press release filed as an exhibit to this report.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MULTIMEDIA GAMES, INC.



Dated:  September 26, 2003                   By: /s/  Craig S. Nouis
                                                 ------------------------------
                                                 Craig S. Nouis
                                                 Chief Financial Officer and
                                                 Principal Accounting Officer



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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   99.1 Press Release, dated September 23, 2003, announcing issuance by the National Indian Gaming Commission of an advisory opinion letter